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                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, That the undersigned officers and/or directors of Sunoco, Inc., a Pennsylvania corporation, do and each of them does, hereby constitute and appoint Thomas W. Hofmann, Michael S. Kuritzkes and Joseph
P. Krott, his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, to sign the Sunoco, Inc. Form 10-K for the year ending December 31, 2001 and any and all future amendments thereto; and to file said Form 10-K and any such amendments with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals this 7th day of March, 2002.

/s/ RAYMOND E. CARTLEDGE                         /s/ JAMES G. KAISER
------------------------                         -------------------
Raynond E. Cartledge                             James G. Kaiser
Director                                         Director

/s/ ROBERT J. DARNALL                            /s/ ROBERT D. KENNEDY
---------------------                            ---------------------
Robert J. Darnall                                Robert D. Kennedy
Director                                         Director

/s/ JOHN G. DROSDICK                             /s/ JOSEPH P. KROTT
--------------------                             -------------------
John G. Drosdick                                 Joseph P. Krott
Chairman of the Board,                           Comptroller
Chief Executive Officer,                         (Principal Accounting Officer)
President and Director
(Principal Executive Officer)

/s/ MARY JOHNSTON EVANS                          /s/ RICHARD H. LENNY
-----------------------                          --------------------
Mary Johnston Evans                              Richard H. Lenny
Director                                         Director

/s/ URSULA F. FAIRBAIRN                          /s/ NORMAN S. MATTHEWS
-----------------------                          ----------------------
Ursula F. Fairbairn                              Norman S. Matthews
Director                                         Director

/s/ THOMAS P. GERRITY                            /s/ R. ANDERSON PEW
---------------------                            -------------------
Thomas P. Gerrity                                R. Anderson Pew
Director                                         Director

/s/ ROSEMARIE B. GRECO                           /s/ G. JACKSON RATCLIFFE
----------------------                           ------------------------
Rosemarie B. Greco                               G. Jackson Ratcliffe
Director                                         Director

/s/ THOMAS W. HOFMANN                            /s/ ALEXANDER B. TROWBRIDGE
---------------------                            ---------------------------
Thomas W. Hofmann                                Alexander B. Trowbridge
Senior Vice President & Chief                    Director
Financial Officer
(Principal Financial Officer)